ASSIGNMENT OF PURCHASE AGREEMENT

         THIS ASSIGNMENT OF PURCHASE AGREEMENT (this "Assignment") is made as of March 22, 1999 by and between FLYING J REAL ESTATE ENTERPRISES INC., a Utah corporation ("Assignor"), and FJI PLAZA COMPANY LLC, a Delaware limited liability company ("Assignee").

                              PRELIMINARY STATEMENT

         FFCA/PIP 1986 Property Company, a Delaware general partnership ("Seller"), and Assignor entered into that certain Purchase Agreement dated as of September 4, 1998, as amended by that certain First Amendment of Purchase Agreement between Seller and Assignor dated as of the date of this Assignment (collectively, the "Agreement"). Initially capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

         Assignor desires to assign, and Assignee desires to assume, all of Assignor's right, title and interest under the Agreement.

                                    AGREEMENT

         In consideration of the provisions of this Assignment, the parties agree as follows:

         1. ASSIGNMENT. Assignor hereby assigns all of its right, title and interest in and to the Agreement to Assignee, and Assignee hereby assumes all of Assignor's rights, title and interest in and to the Agreement. Assignee agrees to be bound by all of the terms and conditions of the Agreement applicable to Assignor, including, without limitation, indemnity and release obligations.
Notwithstanding the foregoing assignment, Assignor shall not be released from any of its liabilities and obligations under the Agreement.

         2. RATIFICATION. Except as otherwise amended by this Assignment, the Agreement is unmodified and in full force and effect.

         IN WITNESS WHEREOF, Assignor and Assignee have entered into this Assignment as of the date first above written.

                                ASSIGNOR:

                                FLYING J REAL ESTATE ENTERPRISES
                                INC., a Utah corporation

                                By /s/ J Phillip Adams
                                  --------------------------------------
                                  J Phillip Adams
                                  President


                                ASSIGNEE:

                                FJI PLAZA COMPANY LLC,
                                a Delaware limited liability company

                                By: FJI Management Inc., a Delaware corporation,
                                    its managing member

                                By /s/ J Phillip Adams
                                  --------------------------------------
                                  J Phillip Adams
                                  President

                                     JOINDER

         Seller is joining in the execution of this Agreement solely for the purpose of consenting to the assignment of the Agreement by Assignor to Assignee pursuant to the terms and conditions of this Assignment.

                                 FFCA/PIP 1986 PROPERTY COMPANY, a
                                 Delaware general partnership

                                 By Participating Income Properties 1986, L.P.,
                                    a Delaware limited partnership, general
                                    partner

                                 By FFCA Management Company Limited
                                    Partnership, a Delaware limited partnership, general partner

                                 By Perimeter Center Management Company,
                                    a Delaware corporation, general partner

                                 By /s/ Dennis L. Ruben
                                    --------------------------------------
                                    Dennis L. Ruben
                                    Executive Vice President and
                                    General Counsel

STATE OF ARIZONA             }
                             }ss.
COUNTY OF MARICOPA           }

         The foregoing instrument was acknowledged before me on March 22, 1999 by J Phillip Adams, President of Flying J Real Estate Enterprises Inc., a Utah corporation, on behalf of the corporation.


                                          --------------------------------------
                                          Notary Public


My Commission Expires:

-----------------------------------


STATE OF ARIZONA             }
                             }ss.
COUNTY OF MARICOPA           }

         The foregoing instrument was acknowledged before me on March 22, 1999 by J Phillip Adams, President of FJI Management Inc., a Delaware corporation, managing member of FJI Plaza Company LLC, a Delaware limited liability company, on behalf of the limited liability company.


                                          --------------------------------------
                                          Notary Public


My Commission Expires:

-----------------------------------

STATE OF ARIZONA             }
                             }ss.
COUNTY OF MARICOPA           }

         The foregoing instrument was acknowledged before me on March 22, 1999 by Dennis L. Ruben, Executive Vice President and General Counsel of Perimeter Center Management Company, a Delaware corporation, the managing general partner of FFCA Management Company Limited Partnership, a Delaware limited partnership, general partner of Participating Income Properties 1986, L.P., a Delaware limited partnership, general partner of FFCA/PIP 1986 Property Company, a Delaware general partnership, on behalf of such partnership.


                                          --------------------------------------
                                          Notary Public


My Commission Expires:

-----------------------------------